SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2011

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 0-13322	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 25, 2011, United Bankshares, Inc. (“United”) announced its financial results for the fourth quarter and year of 2010. A copy of the press release is attached as Exhibit 99.1 to this report. Additionally, United provided supplemental financial information for analysts and other interested investors, which is attached as Exhibit 99.2 to this report. The press release and supplemental financial information are being furnished under Item 2.02 of this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)	The following exhibits are being furnished herewith:

99.1	Press Release, dated January 25, 2011, issued by United Bankshares, Inc.

99.2	Unaudited Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date:	January 25, 2011	By:	/s/ Steven E. Wilson
Steven E. Wilson, Executive Vice President, Treasurer, Secretary and Chief Financial Officer